Exhibit 99.5
HLTH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
		(a)		(a)
Revenue	$111,568	$96,777	$300,463	$263,391
Cost of operations	41,965	34,225	117,759	97,120
Sales and marketing	26,265	26,021	80,623	76,068
General and administrative	21,967	22,493	65,818	66,120
Depreciation and amortization	7,134	7,188	21,193	21,177
Interest income	1,840	9,386	6,060	29,384
Interest expense	5,541	6,636	17,858	19,746
Gain on repurchases of convertible notes	—	—	10,120	—
Gain on sale of EBS Master LLC	—	—	—	538,024
Impairment of auction rate securities	—	—	—	60,108
Other expense, net	123	997	944	5,807

Income from continuing operations before income tax provision	10,413	8,603	12,448	484,653
Income tax provision	5,389	3,493	4,922	29,664
Equity in earnings of EBS Master LLC	—	—	—	4,007

Consolidated income from continuing operations	5,024	5,110	7,526	458,996
Consolidated income from discontinued operations, net of tax	27,462	92,647	14,695	92,641

Consolidated net income inclusive of noncontrolling interest	32,486	97,757	22,221	551,637
(Income) loss attributable to noncontrolling interest	(2,184)	(1,845)	(3,181)	929

Net income attributable to HLTH stockholders	$30,302	$95,912	$19,040	$552,566

Amounts attributable to HLTH stockholders:
Income from continuing operations	$2,872	$3,403	$3,381	$460,114
Income from discontinued operations	27,430	92,509	15,659	92,452

Net income attributable to HLTH stockholders	$30,302	$95,912	$19,040	$552,566

Basic income per common share:
Income from continuing operations	$0.03	$0.02	$0.03	$2.52
Income from discontinued operations	0.26	0.50	0.15	0.50

Net income attributable to HLTH stockholders	$0.29	$0.52	$0.18	$3.02

Diluted income per common share:
Income from continuing operations	$0.02	$0.02	$0.03	$2.06
Income from discontinued operations	0.25	0.49	0.15	0.41

Net income attributable to HLTH stockholders	$0.27	$0.51	$0.18	$2.47

Weighted-average shares outstanding used in computing income per common share:
Basic	103,727	183,716	102,695	182,838

Diluted	109,380	187,527	106,136	228,653

(a)	The consolidated financial statements for the three and nine months ended September 30, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of new authoritative guidance and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.

HLTH CORPORATION
CONSOLIDATED SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
		(c)		(c)
Revenue
WebMD:
Public portal advertising and sponsorship	$89,414	$74,658	$232,695	$197,523
Private portal services	22,154	22,139	67,768	65,928
Inter-segment eliminations	—	(20)	—	(60)

	$111,568	$96,777	$300,463	$263,391

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”) (a)
WebMD	$33,123	$25,467	$75,029	$60,191
Corporate	(2,559)	(4,679)	(9,183)	(15,311)

	30,564	20,788	65,846	44,880

Adjusted EBITDA per basic common share	$0.29	$0.11	$0.64	$0.25

Adjusted EBITDA per diluted common share	$0.28	$0.11	$0.62	$0.20

Interest, taxes, non-cash and other items (b)
Interest income	1,840	9,386	6,060	29,384
Interest expense	(5,541)	(6,636)	(17,858)	(19,746)
Income tax provision	(5,389)	(3,493)	(4,922)	(29,664)
Depreciation and amortization	(7,134)	(7,188)	(21,193)	(21,177)
Non-cash stock-based compensation	(9,217)	(6,468)	(27,783)	(18,856)
Non-cash advertising	—	(178)	(1,753)	(1,736)
Gain on repurchases of convertible notes	—	—	10,120	—
Equity in earnings of EBS Master LLC	—	—	—	4,007
Gain on sale of EBS Master LLC	—	—	—	538,024
Impairment of auction rate securities	—	—	—	(60,108)
Other expense, net	(99)	(1,101)	(991)	(6,012)

Consolidated income from continuing operations	5,024	5,110	7,526	458,996
Consolidated income from discontinued operations, net of tax	27,462	92,647	14,695	92,641

Consolidated net income inclusive of noncontrolling interest	32,486	97,757	22,221	551,637
(Income) loss attributable to noncontrolling interest	(2,184)	(1,845)	(3,181)	929

Net income attributable to HLTH stockholders	$30,302	$95,912	$19,040	$552,566

Amounts attributable to HLTH stockholders:
Income from continuing operations	$2,872	$3,403	$3,381	$460,114
Income from discontinued operations	27,430	92,509	15,659	92,452

Net income attributable to HLTH stockholders	$30,302	$95,912	$19,040	$552,566

Basic income per common share:
Income from continuing operations	$0.03	$0.02	$0.03	$2.52
Income from discontinued operations	0.26	0.50	0.15	0.50

Net income attributable to HLTH stockholders	$0.29	$0.52	$0.18	$3.02

Diluted income per common share:
Income from continuing operations	$0.02	$0.02	$0.03	$2.06
Income from discontinued operations	0.25	0.49	0.15	0.41

Net income attributable to HLTH stockholders	$0.27	$0.51	$0.18	$2.47

Weighted-average shares outstanding used in computing income per common share:
Basic	103,727	183,716	102,695	182,838

Diluted	109,380	187,527	106,136	228,653

(a)	See Annex A-Explanation of Non-GAAP Financial Measures.

(b)	Reconciliation of Adjusted EBITDA to consolidated income from continuing operations.

(c)	The consolidated financial statements for the three and nine months ended September 30, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of new authoritative guidance and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.

HLTH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	September 30,	December 31,
	2009	2008
Assets
Cash and cash equivalents	$589,553	$629,848
Accounts receivable, net	87,072	93,082
Prepaid expenses and other current assets	48,102	44,740
Assets of discontinued operations	121,413	131,350

Total current assets	846,140	899,020

Investments	275,217	288,049
Property and equipment, net	54,530	56,633
Goodwill	202,104	202,104
Intangible assets, net	27,385	32,328
Other assets	19,240	23,600

Total Assets	$1,424,616	$1,501,734

Liabilities and Equity
Accrued expenses	$46,920	$54,595
Deferred revenue	83,861	79,613
Liabilities of discontinued operations	68,383	100,771

Total current liabilities	199,164	234,979

1.75% convertible notes	264,583	350,000
3 1/8% convertible notes, net of discount of $24,543 at September 30, 2009 and $35,982 at December 31, 2008	225,757	264,018
Other long-term liabilities	37,857	21,816

HLTH stockholders’ equity	538,676	496,698
Noncontrolling interest in WHC	158,579	134,223

Equity	697,255	630,921

Total Liabilities and Equity	$1,424,616	$1,501,734

HLTH CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Nine Months Ended
	September 30,
	2009	2008
		(a)
Cash flows from operating activities:
Consolidated net income inclusive of noncontrolling interest	$22,221	$551,637
Adjustments to reconcile consolidated net income inclusive of noncontrolling interest to net cash provided by operating activities:
Consolidated income from discontinued operations, net of tax	(14,695)	(92,641)
Depreciation and amortization	21,193	21,177
Non-cash interest expense	7,737	8,123
Non-cash advertising	1,753	1,736
Non-cash stock-based compensation	27,783	18,856
Deferred income taxes	7,563	9,448
Gain on repurchases of convertible notes	(10,120)	—
Gain on sale of EBS Master LLC	—	(538,024)
Impairment of auction rate securities	—	60,108
Equity in earnings of EBS Master LLC	—	(4,007)
Changes in operating assets and liabilities:
Accounts receivable	6,010	6,275
Prepaid expenses and other, net	(8,394)	(10,450)
Accrued expenses and other long-term liabilities	(7,740)	(3,518)
Deferred revenue	4,248	5,367

Net cash provided by continuing operations	57,559	34,087
Net cash provided by discontinued operations	9,273	44,738

Net cash provided by operating activities	66,832	78,825

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	2,200	117,539
Purchases of available-for-sale securities	—	(177,150)
Purchases of property and equipment	(14,248)	(15,075)
Proceeds related to the sales of EBS Master LLC	—	574,617
Proceeds from the sale of discontinued operations	2,840	247,089
Proceeds from advances to EBS Master LLC	—	1,224
Other	—	148

Net cash (used in) provided by continuing operations	(9,208)	748,392
Net cash used in discontinued operations	(3,315)	(4,305)

Net cash (used in) provided by investing activities	(12,523)	744,087

Cash flows from financing activities:
Proceeds from issuance of HLTH and WHC common stock	28,770	20,725
Repurchases of convertible notes	(123,857)	—
Other	63	343

Net cash (used in) provided by continuing operations	(95,024)	21,068
Net cash used in discontinued operations	—	(76)

Net cash (used in) provided by financing activities	(95,024)	20,992
Effect of exchange rates on cash	420	(604)

Net (decrease) increase in cash and cash equivalents	(40,295)	843,300
Cash and cash equivalents at beginning of period	629,848	536,879

Cash and cash equivalents at end of period	$589,553	$1,380,179

(a)	The consolidated financial statements for the nine months ended September 30, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of new authoritative guidance and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.